As filed with the Securities and Exchange Commission on September 24, 2001
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐	Check the appropriate box: ☒ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

(Name of Registrant as Specified In Its Charter)

SAME AS ABOVE

(Name of Person Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4)	Proposed maximum aggregate value of transaction:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4)	Date Filed:

MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
of Merrill Lynch Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 7, 2001

TO THE SHAREHOLDERS OF MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND OF MERRILL LYNCH MULTI -STATE MUNICIPAL SERIES TRUST :

        NOTICE IS HEREBY GlVEN that a Special Meeting of Shareholders of Merrill Lynch New York Municipal Bond Fund (the “Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust (the “Trust”), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on November 7, 2001, at 9:00 a.m. for the following purposes:

(1) To consider and act upon a proposal to approve a new Management Agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P.; and

(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Trustees of the Trust has fixed the close of business on September 28, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

        A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to that Meeting during ordinary business hours from and after October 24, 2001, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at (800)             -            .

By Order of the Board of Trustees

ALICE A. PELLEGRINO
Secretary,
Merrill Lynch Multi-State Municipal Series Trust

Plainsboro, New Jersey
Dated: October     , 2001

PROXY STATEMENT

MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
of Merrill Lynch Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, New Jersey 08543-9011

SPECIAL MEETING OF SHAREHOLDERS

November 7, 2001

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Merrill Lynch Multi-State Municipal Series Trust, a Massachusetts business trust (the “Trust”), to be voted at the Special Meeting of Shareholders of Merrill Lynch New York Municipal Bond Fund, a series of the Trust (the “Fund”), to be held at the offices of Fund Asset Management, L.P. (“FAM” or the “Manager”), 800 Scudders Mill Road, Plainsboro, New Jersey, at 9:00 a.m. on November 7, 2001. The approximate mailing date of this Proxy Statement is October 10, 2001.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

“FOR” the approval of a new Management Agreement between the Trust, on behalf of the Fund, and FAM.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Meeting.

        The Board of Trustees of the Trust (the “Trustees”) has fixed the close of business on September 28, 2001 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had                               shares of beneficial interest outstanding. Except as set forth in Exhibit A to this Proxy Statement, to the knowledge of the Trust, as of the Record Date, no person is the owner beneficially or of record of more than five percent of the Fund’s outstanding shares of beneficial interest.

        The Board of Trustees knows of no business other than that mentioned in the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

APPROVAL OF MANAGEMENT AGREEMENT

        The Fund commenced operations on November 1, 1985. Since that time, FAM has acted as manager for the Fund and has provided the Fund with management and investment advisory services pursuant to a Management Agreement, dated September 20, 1985 (the “Prior Agreement”). The shareholders of the Fund last approved the Prior Agreement on May 29, 1987. The provisions of the Prior Agreement stated that the agreement would terminate twenty one months after its effective date unless it was annually renewed by a majority of the Trust’s Trustees, including a majority of the Trust’s independent Trustees. In accordance with Section 15(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Board of Trustees, including a majority of the independent Trustees, approved the continuance of the Prior Agreement on an annual basis from year to year through 1999. Due to an administrative error, however, the Prior Agreement was not presented to the Board of Trustees for renewal in 2000. Therefore, by its terms, the Prior Agreement terminated on June 30, 2001.

        The termination of the Prior Agreement was inadvertent. Neither the Trustees nor FAM intended that the Prior Agreement not be renewed. For this reason, since June 30, 2001, both FAM and the Fund have performed their obligations under the Prior Agreement as if it remained in effect. FAM will not seek payment of any unpaid management fees accrued during July and August 2001 and will reimburse the Fund for any management fees actually paid by the Fund for services rendered during those same months.

        You are being asked to approve a new Management Agreement (the “Proposed Agreement”) between the Trust, on behalf of the Fund, and FAM on terms that are substantially similar to those of the Prior Agreement. On September 21, 2001, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, approved the Proposed Agreement for a period of two years from its effective date. If you approve the Proposed Agreement, the Proposed Agreement will become effective on the date of shareholder approval and will continue in effect for such two-year period subject to annual renewal by the Trustees.

Terms of the Proposed Agreement

        The terms of the Proposed Agreement are substantially similar to the terms of the Prior Agreement. A copy of the Proposed Agreement is attached as Exhibit B to this Proxy Statement. Set forth below is a description of the services to be provided under the Proposed Agreement.

        Management Services.    Pursuant to both the Prior Agreement and the Proposed Agreement, the Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

        Only one significant difference exists between the Prior Agreement and the Proposed Agreement. The Proposed Agreement provides that it may be amended by a vote of the Board of Trustees, including a majority of the non-interested Trustees, unless the Investment Company Act requires that such amendment be approved by a vote of a majority of the outstanding voting securities of the Fund. This change enables the Board of Trustees to make certain non-material changes to the Proposed Agreement without seeking shareholder approval.

        Duration and Termination.    Unless earlier terminated as described herein, the Proposed Agreement will remain in effect for a period of two years and thereafter from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

Compensation and Expenses

        Management Fee.    The management fee payable under the Proposed Agreement will remain the same as it was under the Prior Agreement. Pursuant to the Proposed Agreement, FAM receives for its services to the Fund monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. In the event that the Fund’s daily net assets exceed $500 million, FAM has voluntarily agreed to waive a portion of the compensation due under the Proposed Agreement and to receive a fee calculated as follows: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. FAM may discontinue or reduce this waiver of fees at any time without notice. For the fiscal year ended September 30, 2000, the Fund paid FAM $1,644,795 in management fees. None of the management fees payable by the Fund during that time were waived by FAM because the Fund’s average daily net assets did not exceed $500 million. As noted above, FAM will not retain any management fees accrued since June 30, 2001.

        Payment of Fund Expenses.    The Proposed Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of Merrill Lynch & Co., Inc. (“ML & Co.”) or any of its affiliates. The Trust has established thirteen series in addition to the Fund (together with the Fund, the “Series”). The Fund pays all other expenses incurred in its operation and a portion of the Trust’s general administrative expenses allocated on the basis of the asset size of the respective Series. Expenses that will be borne directly by the Series include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc. (“FAMD” or the “Distributor”) as described below, fees for legal and auditing services, Securities and Exchange Commission fees, per meeting fees of the non-interested Trustees, interest, certain taxes and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include the annual retainer for and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. The Fund pays the cost of these services. In addition, the Fund reimburses FAM for the cost of other accounting services. As required by the Fund’s distribution agreement, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the distribution plans in compliance with Rule 12b-1 under the Investment Company Act.

The Board’s Considerations

        In its consideration of the Proposed Agreement, the Board of Trustees received information relating to, among other things, alternatives to the Proposed Agreement and the nature, quality and cost of the advisory and other services to be provided by FAM to the Fund under the Proposed Agreement. The non-interested Trustees also considered the quality and experience of the personnel who would provide investment advisory and administrative services to the Fund under the Proposed Agreement and the relative profitability of the Prior Agreement to FAM. The non-interested Trustees were advised by their own counsel in connection with their review of the Proposed Agreement.

Payments to Affiliates of FAM by the Fund

        Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these accounting services. For the fiscal year ended September 30, 2000 the Fund paid $                     to FAM for such services. Since January 1, 2001, these services have been provided to the Fund by State Street pursuant to an agreement between State Street and the Trust. FAM continues to provide certain accounting services to the Fund and the Fund reimburses FAM for the cost of those services.

        Financial Data Services, Inc. (“FDS”), an affiliate of FAM, acts as the transfer agent for the Fund pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. For the fiscal year ended September 30, 2000, the Transfer Agent received a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account. The Transfer Agent also received a fee equal to 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor Program (the “MFA Program”) and was entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge was assessed on all accounts which closed during the calendar year. As of August 15, 2001, this fee schedule has been changed and the Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund continues to reimburse the Transfer Agent’s reasonable out-of-pocket expenses and to pay a fee equal to 0.10% of account assets for certain accounts that participate in the MFA Program but it no longer pays transaction charges or closed account charges. After the approval of the Proposed Agreement, FDS will continue to provide or arrange for the provision of these services to the Fund. For the fiscal year ended September 30, 2000, the Fund paid FDS $              for transfer agency services.

        The Fund has adopted separate distribution plans for its Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (collectively, the “Distribution Plans”). The Distribution Plans provide for the payment of account maintenance fees and distribution fees by the Fund to the Distributor, to compensate the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) (pursuant to separate sub-agreements) for the performance of certain account maintenance, shareholder and distribution services. After approval of the Proposed Agreement, the Distributor and MLPF&S will continue to provide the above described services to the Fund. For the fiscal year ended September 30, 2000, the Fund paid the Distributor $             under the Distribution Plans, and the Distributor paid MLPF&S $              pursuant to the Distribution Plans.

        Shareholders of the Fund pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of the Fund by the Distributor and MLPF&S, as a selected dealer. After approval of the Proposed Agreement, the Distributor and MLPF&S will continue to provide these distribution services to the Fund. Information relating to the sales charges paid by shareholders of the Fund to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the fiscal year ended September 30, 2000 of the Fund.

Aggregate Amount of Initial Sales Charges Collected	Amount of Initial Sales Charges Retained by Distributor	Amount of Initial Sales Charges Paid to MLPF&S	Amount of Deferred Sales Charges Received by Distributor	Amount of Deferred Sales Charges paid by Distributor to MLPF&S

Information Relating to FAM

        FAM is organized as a limited partnership. The general partner of FAM is Princeton Services, Inc. (“Princeton Services”). The limited partner of FAM is ML & Co., a financial services holding company and the parent of MLPF&S. Princeton Services is a wholly owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly owned subsidiary of ML & Co. ML & Co. and Princeton Services control FAM through their ownership of the voting securities of FAM and their power to exercise a controlling influence over the management and policies of FAM.

        Jeffrey M. Peek is the President of FAM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The address of Mr. Peek, FAM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

        Terry K. Glenn serves as Executive Vice President of FAM, Executive Vice President and Director of Princeton Services, President and Director of FAMD and President of Princeton Administrators, L.P.

        The name of each officer of the Fund or trustee of the Trust who is an officer, employee or director of FAM or a former officer, employee or director of FAM is set forth in Exhibit A to this Proxy Statement.

Information Relating to Similar Funds

        FAM is the investment adviser for other investment companies that have investment objectives that are similar to the investment objectives of the Fund (collectively, the “Similar Funds”). Certain information relating to each Similar Fund for its most recently completed fiscal period is set forth in Exhibit A to this Proxy Statement.

        The Board of Trustees recommends that the shareholders of the Fund vote FOR the proposal to approve the proposed Management Agreement.

ADDITIONAL INFORMATION

        The expenses of printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by FAM. FAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Fund. The Fund will not bear any expenses in connection with the preparation, printing and mailing of the form of proxy and accompanying Notice and Proxy Statement.

        For the Fund, a quorum consists of one-third of the outstanding shares of the Fund, present in person or by proxy, at the Meeting. Assuming a quorum is present, approval of the Proposed Agreement will require the affirmative vote a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act. The Investment Company Act defines such a majority to mean the lesser of (i) 67% of the Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund’s outstanding shares.

        If by the time scheduled for the Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to the proposal are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned.

        The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund’s shareholders.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the approval of the Proposed Agreement between the Fund and FAM.

        In order to obtain the necessary quorum at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Georgeson Shareholder to aid in the solicitation of proxies, at an aggregate cost to be paid by FAM of approximately $             , plus out-of-pocket expenses.

        Broker-dealer firms, including MLPF&S, holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the approval of the Proposed Agreement, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions have been received on the Proposed Agreement, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposed Agreement for the Fund.

Address of Manager

        The principal office of the Manager is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its annual report for the last fiscal year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

Shareholders’ Meetings

        The Declaration of Trust of the Trust does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a shareholders’ meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust provides that a shareholders’ meeting may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of shareholders of the Fund holding in the aggregate not less than 10% of the outstanding shares of the Fund having voting rights.

Shareholder Proposals

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the Trustees’ solicitation relating to such meeting is made. Written proposals should be sent to the Secretary of the Trust, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees

ALICE A. PELLEGRINO
Secretary,
Merrill Lynch Multi-State Municipal Series Trust

Dated: October     , 2001

EXHIBIT A

INFORMATION PERTAINING TO THE FUND AND THE MANAGER

        Except as set forth below, as of the Record Date, no person is a beneficial owner of more than five percent of the shares of the Fund.

Name and Address of Beneficial Owner	Shares of Beneficially Owned as of the Record Date
	Number	Percent of Total

Officers of the Trust and the Manager

        Each of the following persons serves as both an officer of the Trust or a Trustee of the Trust and as an officer or employee of the Manager:

        Terry K. Glenn (61)—President and Trustee—Chairman (Americas Region) since 2001, and Executive Vice President since 1993 of the Manager and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which term as used herein include corporate predecessors); President, Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988; Director of FDS since 1985.

        Vincent R. Giordano (57)—Senior Vice President—Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

        Kenneth A. Jacob (50)—Vice President—First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.

        Roberto W. Roffo (34)—Vice President and Portfolio Manager—Vice President of MLIM since 1996 and a Portfolio Manager with MLIM since 1992.

        Donald C. Burke (41)—Vice President and Treasurer—First Vice President of the Manager and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

        Alice A. Pellegrino (41)—Secretary—Vice President of MLIM since 1999; Attorney associated with MLIM since 1997.

Information Relating to Similar Funds

        Certain information relating to each Similar Fund for its most recently completed fiscal year is set forth below.

Similar Fund (Fiscal Year End)	Net Assets as of Most Recent Fiscal Year End	Annual Rate of Management Fee
Merrill Lynch Multi-State Municipal Series Trust
Merrill Lynch Arizona Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Connecticut Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Florida Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Maryland Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Massachusetts Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Michigan Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Minnesota Municipal Bond Fund (7/31)		0.55%
Merrill Lynch New Jersey Municipal Bond Fund (7/31)		0.55%
Merrill Lynch North Carolina Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Ohio Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Oregon Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Pennsylvania Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Texas Municipal Bond Fund (7/31)		0.55%
Merrill Lynch Municipal Bond Fund—National Portfolio (6/30)		0.48%	*
MuniHoldings New York Insured Fund, Inc. (8/31)		0.55%
MuniYield New York Insured Fund, Inc. (10/31)		0.55%

*
The National Portfolio of Merrill Lynch Municipal Bond Fund pays FAM fees at annual rates that decrease as the total assets of Municipal Bond Fund increase over certain levels. The fee rates are applied to the average daily net assets of the National Portfolio, with the reduced rates applicable to portions of the assets of the National Portfolio to the extent that the aggregate average daily net assets of the Municipal Bond Fund exceed $250 million, $400 million, $550 million and $1.5 billion. As of June 30, 2001, the National Portfolio paid FAM a fee at the annual rate of 0.48% of the average daily net assets of the Fund.

MANAGEMENT AGREEMENT

        AGREEMENT made this         th day of                          , 2001, by and between MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST, a Massachusetts business trust (hereinafter referred to as the “Trust”), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as the “Manager”).

WITNESSETH:

        WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”); and

        WHEREAS, the Trustees of the Trust (the “Trustees”) are authorized to establish separate series relating to separate portfolios of securities, each of which will offer a separate class of shares; and

        WHEREAS, the Trustees have established and designated the MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND (the “Fund”) as a series of the Trust; and

        WHEREAS, the Manager is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Trust desires to retain the Manager to render management and investment advisory services to the Trust and Fund in the manner and on the terms hereinafter set forth; and

        WHEREAS, the Manager is willing to provide management and investment advisory services to the Trust and the Fund on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and the Manager hereby agree as follows:

ARTICLE I

DUTIES OF THE MANAGER

        The Trust hereby employs the Manager to act as an investment manager and investment adviser of the Fund and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Trustees, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Manager and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed agents of the Trust or the Fund.

        (a)  Management and Administrative Services.    The Manager shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust and the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Trust and the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of the Trust and the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Trust’s and the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the “Prospectus” and “Statement of Additional Information,” respectively). The Manager shall make reports to the Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust and the Fund as it shall determine to be desirable.

        (b)  Investment Advisory Services.    The Manager shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various money market securities or cash, subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, each as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust’s investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus and Statement of Additional Information. The Manager shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust’s portfolio securities shall be exercised. Should the Trustees at any time, however, make any definite determination relating to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Manager is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Trustees as set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it or the Trust is affiliated.

        (c)  Notice Upon Change in Partners of the Manager.    The Manager is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Manager will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

ARTICLE II

ALLOCATION OF CHARGES AND EXPENSES

        (a)  The Manager.    The Manager assumes and shall pay, or cause its affiliates to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I of this Agreement. The Manager shall pay, or cause its affiliates to pay, compensation for all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Manager, or an affiliate of the Manager.

        (b)  The Trust.    The Trust assumes and shall pay or cause to be paid all other expenses of the Trust and the Fund (except for the expenses paid by the distributor of the Fund’s shares (the “Distributor”)), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees who are not affiliated persons of the Manager or of an affiliate of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust and the Fund. It also is understood that if the Manager or any of its affiliates provide accounting services to the Trust and the Fund, the Trust will reimburse the Manager and its affiliates for their costs in providing accounting services to the Trust and the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of Fund shares.

ARTICLE III

COMPENSATION OF THE MANAGER

        For the services rendered, the facilities furnished and expenses assumed by the Manager hereunder, the Trust shall pay to the Manager at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of 0.55% of the average daily net assets commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Manager’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated herein. During any period when the determination of net asset value is suspended by the Trustees, the net asset value of a share of the Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

ARTICLE IV

LIMITATION OF LIABILITY OF THE MANAGER

        The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, directors, officers and employees of the Manager and such affiliates.

ARTICLE V

ACTIVITIES OF THE MANAGER

        The services of the Manager to the Trust and the Fund are not to be deemed to be exclusive, and the Manager and any person controlled by or under common control with the Manager (for purposes of this Article V referred to as “affiliates”) are free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Trust and the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Trust and the Fund, and that the Manager and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust and the Fund as shareholders or otherwise.

ARTICLE VI

DURATION AND TERMINATION OF THIS CONTRACT

        This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII

AMENDMENTS OF THIS AGREEMENT

        This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, when required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Fund.

ARTICLE VIII

DEFINITIONS OF CERTAIN TERMS

        The terms “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Investment Company Act.

ARTICLE IX

GOVERNING LAW

        This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE X

PERSONAL LIABILITY

        The Declaration of Trust establishing Merrill Lynch Multi-State Municipal Series Trust, dated August 2, 1985, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Multi-State Municipal Series Trust,” refers to the trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Merrill Lynch Multi-State Municipal Series Trust, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Merrill Lynch Multi-State Municipal Series Trust, but the “Trust Property” only shall be liable.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

MERRILL LYNCH MULTI -STATE MUNICIPAL SERIES TRUST

By:
Title:

FUND ASSET MANAGEMENT , L.P.

By: PRINCETON SERVICES , INC .,
General Partner

By:
Title:

[Proxy Card Front]

MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
OF
MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, as applicable, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of Merrill Lynch New York Municipal Bond Fund (the “Fund”), a series of Merrill Lynch Multi-State Municipal Series Trust held of record by the undersigned on September 28, 2001 at the Special Meeting of Shareholders of the Fund to be held on November 7, 2001, or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted “for” the proposed new Management Agreement.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return the card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or, [X] in blue or black ink.

1.       To consider and act upon a proposal to approve a new Management Agreement between the Trust, on behalf of the Fund, and Fund Asset Management, L.P.

        FOR            AGAINST             ABSTAIN      

2.       In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person

Dated: ________________________________________________

X ____________________________________________________
                                       Signature

X ____________________________________________________
                                       Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.